UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of incorporation)	No. 0-16587 (Commission File Number)	55-0672148 (IRS Employer Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 2 – Financial Information

ITEM 2.01Other Events

Effective on May 3, 2024 (the “Closing Date”), Burke & Herbert Financial Services Corp., a Virginia corporation (“Burke & Herbert”), completed its previously announced merger with Summit Financial Group, Inc., a West Virginia corporation (“Summit”), pursuant to the Agreement and Plan of Reorganization and accompanying Plan of Merger dated August 24, 2023 between Burke & Herbert and Summit (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date, (i) Summit merged with and into Burke & Herbert, with Burke & Herbert continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, Summit Community Bank, Inc., a West Virginia chartered bank and a wholly-owned subsidiary of Summit (“SCB”), merged with and into Burke & Herbert Bank & Trust Company, a Virginia chartered bank and a wholly-owned subsidiary of Burke & Herbert (“Burke & Herbert Bank”), with Burke & Herbert Bank as the surviving bank (the “Bank Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $2.50 per share, of Summit (“Summit Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by Burke & Herbert and Summit, was converted into the right to receive 0.5043 shares (the “Exchange Ratio”) of common stock, par value $0.50 per share, of Burke & Herbert (“Burke & Herbert Common Stock” and such shares the “Merger Consideration”). Holders of Summit Common Stock will receive cash (without interest) in lieu of fractional shares of Burke & Herbert Common Stock (in accordance with the terms of the Merger Agreement.

The total aggregate consideration payable in the Merger was approximately 7,406,521 shares of Burke & Herbert Common Stock.

Additionally, at the Effective Time, each share of 6.0% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series 2021 of Summit (the “Summit Series 2021 Preferred Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive a share of a newly created series of preferred stock of Burke & Herbert, the Burke & Herbert Series 2021 Preferred Stock (the “Burke & Herbert Series 2021 Preferred Stock”).

Furthermore, pursuant to the Merger Agreement, at the Effective Time, each Summit stock appreciation right under an equity or equity-based compensation plan of Summit in effect prior to the Effective Time that may be settled in Summit Common Stock, whether vested or unvested or exercised but unsettled (each, a “Summit SAR”) was converted into a stock appreciation right of Burke & Herbert (each, a “Burke & Herbert Replacement SAR”) on the same terms and conditions as were applicable to each Summit SAR, with adjustments to the number of shares of Burke & Herbert Common Stock underlying each Burke & Herbert Replacement SAR and the base price of Burke & Herbert Common Stock for each Burke & Herbert Replacement SAR based on the Exchange Ratio. Also pursuant to the Merger Agreement, at the Effective Time, each outstanding and unsettled restricted stock unit award granted in respect of Summit Common Stock under Summit’s equity or equity-based compensation plans (each, a “Summit RSU”), converted into a Burke & Herbert RSU (each a “Burke & Herbert Replacement RSU”), with adjustments to the number of shares of Burke & Herbert Common Stock underlying such Burke & Herbert Replacement RSU based on the Exchange Ratio.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 3 – Securities and Trading Markets

ITEM 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Summit notified its principal trading market, The Nasdaq Global Select Market (“Nasdaq”) that the Merger would be effective at 12:02 a.m., Eastern Time, on May 3, 2024. On May 3, 2024, Nasdaq filed with the the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to remove Summit’s Common Stock from listing on Nasdaq and withdraw the registration of Summit’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934.

Following the effectiveness of such Form 25, Summit intends to file with the SEC certifications on Form 15 under the Exchange Act requesting that the shares of Summit’s Common Stock be deregistered and that Summit’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

ITEM 3.03Material Modification to Rights of Security Holders

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Section 5 – Corporate Governance and Management

ITEM 5.01Changes in Control of Registrant

At the Effective Time of the Merger, Summit merged with and into Burke & Herbert and, accordingly, a change in control of Summit occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time of the Merger, all of the directors and executive officers of Summit ceased serving as directors and executive officers of Summit.

In connection with the transactions contemplated by the Merger Agreement, Ronald L. Bowling, J. Scott Bridgeforth, James M. Cookman, Ronald B. Spencer and David H. Wilson, Sr. tendered their resignations as members of the board of directors of Summit and from all committees of the board on which they formerly served, effective as of the Effective Time. Such resignations were not the result, in whole or in part, of any disagreement with Summit or Summit’s management.

The eight Summit directors designated by Summit pursuant to the Merger Agreement, each of whom was appointed as a member of the board of directors of Burke & Herbert as of the Effective Time (the “Summit Continuing Directors”), are as follows: Oscar M. Bean, James P. Geary, II, Georgette R. George, Gary L. Hinkle, Jason A. Kitzmiller, H. Charles Maddy, III, Charles S. Piccirillo, and Jill S. Upson. As of the Effective Time, Mr. Bean, the chair of the Summit board of directors, was appointed as a Vice Chair of the board of directors of Burke & Herbert.

The eight directors of SCB designated by Summit pursuant to the Merger Agreement, each of whom was appointed as a member of the Burke & Herbert Bank board of directors as of the Effective Time, are as follows: Oscar M. Bean, Ronald L. Bowling, J. Scott Bridgeforth, James M. Cookman, James P. Geary, II, Georgette R. George, H. Charles Maddy, III, and David H. Wilson, Sr.

As of the Effective Time:

•	H. Charles Maddy, III, Summit’s President and Chief Executive Officer prior to the Merger, was appointed to serve as President of Burke & Herbert and Burke & Herbert Bank;

•
Robert S. Tissue, Summit’s Executive Vice President and Chief Financial Officer prior to the Merger, was appointed to serve as Executive Vice President of Balance Sheet Strategy of Burke & Herbert and Burke & Herbert Bank;

•	Bradford E. Ritchie, Summit’s Executive Vice President and President of SCB prior to the Merger, was appointed to serve as Executive Vice President and Chief Lending Officer of Burke & Herbert Bank;

•
Julie R. Markwood, Summit's Executive Vice President and Chief Accounting Officer prior to the Merger, was appointed to serve as Senior Vice President and Chief Accounting Officer of Burke & Herbert and Burke & Herbert Bank; and

•	Joseph W. Hager, Summit's Chief Risk Officer prior to the Merger, was appointed to serve as Chief Operating Officer of Burke & Herbert and Burke & Herbert Bank.

As previously described in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-274810) filed by Burke & Herbert with the SEC and declared effective on October 16, 2023 (the “Joint Proxy Statement/Prospectus”), Messrs. Maddy, Tissue, and Ritchie entered into employment agreements with Burke & Herbert setting forth the terms of their employment with Burke & Herbert and Burke & Herbert Bank following the Effective Time (collectively, the “Employment Agreements”). The descriptions of the Employment Agreements are set forth under the section of the Joint Proxy Statement/Prospectus entitled, “The Merger—Interests of Certain Summit Directors and Executive Officers in the Merger.”

ITEM 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, Burke & Herbert filed an amended certificate of incorporation (the “Amended Certificate”) with the Virginia State Corporation Commission (the “VSCC”), establishing the powers, preferences, privileges, and rights of the Burke & Herbert Series 2021 Preferred Stock. The Amended Certificate became effective on May 3, 2024, immediately prior to the Effective Time and authorized the creation of 1,500 shares of Burke & Herbert Series 2021 Preferred Stock, par value $1.00 per share. At the Effective Time, Burke & Herbert issued 1,500 shares of Burke & Herbert Series 2021 Preferred Stock to former holders of the Summit Series 2021 Preferred Stock. The Burke & Herbert Series 2021 Preferred Stock has a liquidation preference of $10,000 per share, is non-convertible and will pay noncumulative dividends, if and when declared by the Burke & Herbert board of directors (the “Burke & Herbert Board”), at a rate of 6.0% per annum.

The Burke & Herbert Series 2021 Preferred Stock ranks, with respect to the payment of dividends and distributions upon liquidation, dissolution, or winding-up, senior to Burke & Herbert Common Stock and any other class or series of capital stock Burke & Herbert may issue in the future, the terms of which do not expressly provide that such class or series ranks pari passu with or senior to Burke & Herbert Series 2021 Preferred Stock as to dividends and distributions upon the liquidation, dissolution, or winding-up of Burke & Herbert (collectively, the “Junior Securities”).

Unless full dividends for the most recently completed dividend period have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) on all outstanding shares of Burke & Herbert Series 2021 Preferred Stock, Burke & Herbert may not declare, pay, or set aside dividends or distributions on, or redeem, repurchase, or acquire, any Burke & Herbert Common Stock or any other Junior Securities during such dividend period.

In addition, in connection with the completion of the Merger and in accordance with the Merger Agreement, the bylaws of Burke & Herbert were amended to provide for certain governance arrangements for the continuing corporation, effective as of the Effective Time.

The Burke & Herbert bylaw amendment fixes the number of directors on the Burke & Herbert Board at 16 directors and provides that eight of these directors will consist of the eight Burke & Herbert directors designated by Burke & Herbert pursuant to the Merger Agreement (the “Burke & Herbert Continuing Directors”) and eight will consist of the Summit Continuing Directors. Additionally, the Burke & Herbert bylaw amendment provides that at the first two annual meetings of shareholders following the Effective Time, Burke & Herbert shall nominate each Burke & Herbert Continuing Director and each Summit Continuing Director for reelection to the Burke & Herbert Board, and Burke & Herbert’s proxy materials with respect to such annual meeting shall include the recommendation of the Burke & Herbert Board that its shareholders vote to reelect each Burke & Herbert Continuing Director and each Summit Continuing Director to the Burke & Herbert Board. From and after the Effective Time until two years after the date of the next annual meeting, no vacancy on the Burke &Herbert Board shall be filled, and the Burke & Herbert Board shall not nominate any director to fill such vacancy unless such individual would be an independent director of the corporation (unless the predecessor director was not independent). Additionally, in the case of a vacancy created by the cessation of service of a Burke & Herbert Continuing Director, not less than a majority of the Burke & Herbert Continuing Directors must approve the appointment. In the case of a vacancy created by the cessation of service of a Summit Continuing Director, not less than a majority of the Summit Continuing Directors must approve the appointment. However, any such director nominee must be made in accordance with the continuing corporation’s governance guidelines, applicable law, and the rules of Nasdaq or any other exchange on which Burke & Herbert’s securities may be listed for trading.

The foregoing summaries and referenced descriptions of the Amended Certificate and the Burke & Herbert bylaw amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Certificate and the Burke & Herbert bylaw amendment, which are filed with this Current Report on Form 8-K as Exhibit 3.3 and Exhibit 3.5, respectively, and incorporated herein by reference.

At the Effective Time of the Merger, the separate corporate existence of Summit ceased. The articles of incorporation and bylaws of Burke & Herbert, as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation. Consequently, the articles of incorporation and bylaws of Summit ceased to be in effect upon completion of the Merger. The Articles of Incorporation and the Amended Certificate and the Burke & Herbert Bylaws and the Burke & Herbert bylaw amendment, which are filed with this Current Report on Form 8-K as Exhibits 3.1-3.5 and incorporated herein by reference.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01        Financial Statements and Exhibits

(d)    Exhibits

2.1         Agreement and Plan of Reorganization and accompanying Plan of Merger, dated as of August 24, 2023, by and between Burke & Herbert Financial Services Corp. and Summit Financial Group, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed August 25, 2023).

3.1         Articles of Incorporation of Burke & Herbert Financial Services Corp. (incorporated by reference to Exhibit 3.1 to Burke & Herbert Financial Services Corp.’s Form 10 Registration Statement, filed February 28, 2023).

3.2         Articles of Amendment to the Articles of Incorporation of Burke & Herbert Financial Services Corp. (incorporated by reference to Exhibit 3.2 to Burke & Herbert Financial Services Corp.’s Form 10/A Registration Statement, filed April 3, 2023).

3.3         Articles of Amendment to the Articles of Incorporation of Burke & Herbert Financial Services Corp., (incorporated by reference to Exhibit 3.3 to Burke & Herbert Financial Services Corp.’s Current Report on Form 8-K filed May 3, 2024).

3.4         Bylaws of Burke & Herbert Financial Services Corp. (incorporated by reference to Exhibit 3.2 to Burke & Herbert Financial Services Corp.’s Form 10 Registration Statement, filed February 28, 2023).

3.5         Burke & Herbert Bylaw Amendment (incorporated by reference to Exhibit 3.5 to Burke & Herbert Financial Services Corp.’s Current Report on Form 8-K filed May 3, 2024).

104        Cover-Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BURKE & HERBERT FINANCIAL SERVICES CORP., (as successor by merger to Summit Financial Group, Inc.)

Date: May 3, 2024	By: /s/ Roy E. Halyama
Roy E. Halyama
Executive Vice President and Chief Financial Officer